SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                January 13, 2005


                               HOMENET CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-22236               33-0565710
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

     5252 North Edgewood Drive, Suite 310, Provo, Utah           84604
     -------------------------------------------------        ----------
         (Address of principal executive offices)             (Zip code)


                                 (801) 502-6100
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 2 pages.
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Item 1.01 Entry into a Material Definitive Agreement

         On or about January 13th and 14th, the Company received funds and executed copies of secured loan documents whereby two accredited lenders provided the Company with loans in the aggregate principal amount of $115,000. These loans bear interest at the rate of 12% per annum, have a default interest rate of 18% per annum and are secured by the general intangibles of HomeNet Communications, Inc., a subsidiary of the Company. The principal and interest owing on these loans is due on the six month anniversary of the notes and is convertible into either (i) common stock at the rate of $1.00 per share or (ii) into Company securities offered in any preferred stock equity financing or financings which occur after the date of the loans and on or prior to the maturity date of the loans in which the gross proceeds received by the Company meets or exceed $1,000,000 at a discount to the price paid by investors in any such preferred stock financing. The Company does not have sufficient funding at this time to repay the amounts borrowed and there can be no assurance that sufficient funding will be received to repay the amounts owing.

         These loan are two of a series of loans that are being made to the Company by various lenders (the "Secured Lenders") on substantially the same terms which loans may be in a maximum aggregate principal amount $2,000,000. At present, Secured Loans in the principal amount of $715,000 are outstanding.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits


         Number                       Description
         ------                       -----------

         10.1 Form of Secured Loan Agreement with Secured Lenders (Incorporated by reference to Exhibit 10.11 of the Company's Form 10-QSB, dated September 30, 2004).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      HOMENET CORPORATION




Date: January 19, 2005                                By  /s/ Frank Gillen
                                                         ------------------
                                                         Frank Gillen
                                                         President

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